UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2014

Everyday Health, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36371	80-0036062
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

345 Hudson Street, 16th Floor New York, NY	10014
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (646) 728-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 12, 2014, Everyday Health, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Report”) to report its acquisition of DoctorDirectory.com, Inc., a South Carolina corporation (“DoctorDirectory”), pursuant to an Agreement and Plan of Merger (the “Agreement”) by and among the Company, DRD Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company, DoctorDirectory, and Clifford Donnelly, as the Interested Holders Representative. The Company is obligated to file the financial statements and the pro forma financial information as required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Report was required to be filed. This Form 8-K/A is filed to amend the Report to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of DoctorDirectory as of and for the years ended December 31, 2013 and 2012 and notes related thereto are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited balance sheet as of September 30, 2014 and the unaudited statements of income and cash flows for the nine months ended September 30, 2014 and 2013 of DoctorDirectory and notes related thereto are filed as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2014 and the year ended December 31, 2013 of DoctorDirectory and notes related thereto are filed as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Auditors of DoctorDirectory.

99.1	Audited financial statements of DoctorDirectory as of and for the years ended December 31, 2013 and 2012 and notes related thereto.

99.2	Unaudited balance sheet as of September 30, 2014 and the unaudited statements of income and cash flows for the nine months ended September 30, 2014 and 2013 of DoctorDirectory and notes related thereto.

99.3	The unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2014 and the year ended December 31, 2013 of DoctorDirectory and notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everyday Health, Inc.

Date: January 21, 2015	By:	/s/ Alan Shapiro
		Name:	Alan Shapiro
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP, Independent Auditors of DoctorDirectory.

99.1	Audited financial statements of DoctorDirectory as of and for the years ended December 31, 2013 and 2012 and notes related thereto.

99.2	Unaudited balance sheet as of September 30, 2014 and the unaudited statements of income and cash flows for the nine months ended September 30, 2014 and 2013 of DoctorDirectory and notes related thereto.

99.3	The unaudited pro forma condensed combined balance sheet as of September 30, 2014 and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2014 and the year ended December 31, 2013 of DoctorDirectory and notes related thereto.